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                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated:  October 26, 1998


                                  R-H CAPITAL PARTNERS, L.P.

                                  By: R-H/TRAVELERS, L.P.
                                      its general partner

                                  By: R-H CAPITAL, INC.
                                      its general partner


                                  By: /s/ Kenneth T. Millar
                                      ----------------------------------
                                      Name:  Kenneth T. Millar
                                      Title: Executive Vice President
                                             and Managing Director



                                  R-H/TRAVELERS, L.P.

                                  By: R-H CAPITAL, INC.
                                      its general partner


                                  By: /s/ Kenneth T. Millar
                                      ----------------------------------
                                      Name:  Kenneth T. Millar
                                      Title: Executive Vice President
                                             and Managing Director


                                  R-H CAPITAL, INC.


                                  By: /s/ Kenneth T. Millar
                                      ----------------------------------
                                      Name:  Kenneth T. Millar
                                      Title: Executive Vice President
                                             and Managing Director


                                  SALOMON SMITH BARNEY HOLDINGS INC.


                                  By: /s/ Stephanie B. Mudick
                                      ----------------------------------
                                      Name:  Stephanie B. Mudick
                                      Title: Assistant Secretary


                                  CITIGROUP INC.


                                  By: /s/ Stephanie B. Mudick
                                      ----------------------------------
                                      Name:  Stephanie B. Mudick
                                      Title: Assistant Secretary